                           DEVCAP SHARED RETURN FUND

                                 ANNUAL REPORT

-------------------------------------------------------------------------------
                       FOR THE YEAR ENDED JULY 31, 1998
-------------------------------------------------------------------------------

  DEVCAP Shared Return Fund ("DEVCAP" or the "Fund") commenced operation in October 1995. DEVCAP is constructed to be a Socially Responsible Mutual Fund that invests in a Portfolio that is consistent with the Domini Social Index. The results of this construction over our brief history are shown in the Fund's performance that was consistent with our goals. DEVCAP has tracked the S&P 500 through investments in 400 large cap-stocks, which were screened to reflect a positive social agenda.

  DEVCAP investment results are only part of our story. Perhaps an even greater part of our history is portrayed in the charitable support provided by our investors in fostering small enterprise development to less fortunate peo-ple who are striving to improve their lives and the lives of those around them.

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                        PRESIDENT'S LETTER TO INVESTORS
-------------------------------------------------------------------------------
                                                              September 8, 1998

Dear Shareholder,

  Your investment in the DEVCAP Shared Return Fund for the fiscal year ended July 31, 1998, produced results that mirrored the strong performance rendered by the Standard & Poor's 500 Index (the S&P 500). In fact, DEVCAP's total re-turn for its fiscal year was 20.84%*, exceeding the return of the S&P 500 by a full percentage point. It was also considerably above the average total return for the same period of 13.15% for growth funds as tracked by Lipper Analytical Services.

  In a further demonstration of its support of DEVCAP, Catholic Relief Serv-ices made an additional $3 million investment in DEVCAP in May of this year. This helped to bring total assets in the Fund as of July 31, 1998 to just un-der $11 million. This expansion in DEVCAP's asset base helped to bring us closer to our goal of reducing our expense ratio.

  As an investor in the Fund, you have continued to benefit from the strong performance of the US equity market.

  Recently, there has been some concern that the weakness in the Asian markets could eventually impact underlying US business operations and slow the pace of advance of the bull market. In light of these concerns, the possibility of a market correction gained ground, and the recent volatility in the US stock market took center stage. This could mean lower returns for investors in the Fund and for the contribution calculation at December 31, 1998.

  Nevertheless, many of the positive fundamentals that underlie the gains in the US market remain in force. We continue to see low inflation rates, low in-terest rates, low unemployment and strong consumer spending. The Federal Re-serve Board appears unlikely to raise rates as the stock market has taken a set back and may consider lowering rates in the future.

  In the event of a downturn in the market, our investors may also take com-fort in knowing that index funds in the 1990's have faired better than managed funds, even in down markets. (Wall Street Journal article of 8/6/98, "S&P Funds Can Do Well In Slump, Too" by Robert McGough and Charles Gasparino.)

  Some investors in our fund who liquidate during this reversal may lose mon-ey; there are no guarantees in investing in the stock market. The DEVCAP fund is an investment opportunity that best serves those who are investing with long term goals in mind and are willing and able to ride out the more volatile periods in the market.

  We know that our investors generally believe in sharing their returns with the world's emerging entrepreneurs. For the calendar year ending December 31, 1998, we are modifying our procedures to give our investors additional options in specifying a portion of the return as a contribution. We will add a 10% and a 25% alternative to percentage contribution rates. We also will provide an alternative to select a contribution of shares rather than continue to allow only cash contribution following a liquidation of shares. We hope that these adjustments will better serve those investors who continue to support the charitable programs of our sponsors.

  During the past year, we have taken a number of steps to improve our in-vestor services and overcome some unexpected delays in processing investor transactions. We have centralized our transfer agency and administrative serv-ices with Sunstone Financial Services. We also moved our broker-dealer affili-ation to CBIS Financial Services, Inc. to join with our efforts with a service provider with common goals. We anticipate growing our relationships along a path that continues to foster a strong social consciousness in the market-place.

  Finally, we are now examining the social screening process we use in our portfolio selection and are soliciting your input in this regard. It is our intent to ensure that our screening process conforms to principles espoused by the majority of our investors.

                   Sincerely,

                                                                           LOGO
                   Joseph N. St. Clair
                   President

* The performance information quoted represents past performance and is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   COMPARISON OF $10,000 INVESTMENT IN THE
               DEVCAP SHARED RETURN FUND /(1)/ AND S&P 500 /(2)/


                ----------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                ----------------------------------------------
                1 Year Ended
                7/31/98                                 20.84%
                ----------------------------------------------
                5 Year Ended
                7/31/98                                 21.11%
                ----------------------------------------------
                Inception (6/3/91)/(3)/
                to 7/31/98                              17.38%
                ----------------------------------------------

----------------------------------------------------
DATE                   S&P                    DEVCAP
----------------------------------------------------
6/91                    10000                  10000
----------------------------------------------------
7/91                  10465.7               10498.53
----------------------------------------------------
10/91                10674.88               10556.57
----------------------------------------------------
1/92                 11203.28               11205.11
----------------------------------------------------
4/92                 11454.23               11177.12
----------------------------------------------------
7/92                 11801.92               11678.43
----------------------------------------------------
10/92                11736.87                11912.8
----------------------------------------------------
1/93                 12386.89                12693.7
----------------------------------------------------
4/93                 12510.53               12397.75
----------------------------------------------------
7/93                 12829.98               12720.76
----------------------------------------------------
10/93                13486.75               13334.55
----------------------------------------------------
1/94                  13978.9                13597.4
----------------------------------------------------
4/94                  13174.7               12839.45
----------------------------------------------------
7/94                 13491.02               12964.12
----------------------------------------------------
10/94                14007.09                13401.2
----------------------------------------------------
1/95                 14052.53               13487.83
----------------------------------------------------
4/95                    15472               14646.36
----------------------------------------------------
7/95                 17008.21                16072.3
----------------------------------------------------
10/95                17706.34               16697.44
----------------------------------------------------
1/96                  19479.2               17998.76
----------------------------------------------------
4/96                 20142.09               18556.47
----------------------------------------------------
7/96                 19823.67               18100.17
----------------------------------------------------
10/96                21970.19               20043.69
----------------------------------------------------
1/97                 24607.55               22562.85
----------------------------------------------------
4/97                 25202.21                23239.2
----------------------------------------------------
7/97                 30153.87               27433.99
----------------------------------------------------
10/97                29055.93               26317.69
----------------------------------------------------
1/98                 31267.38               28850.25
----------------------------------------------------
4/98                 35593.97               32354.95
----------------------------------------------------
7/98                 36012.51               33150.70
----------------------------------------------------

(1) The DEVCAP Shared Return Fund performance prior to October 19, 1995 (com-mencement of investment operations) is the investment return of the Domini Social Index Portfolio adjusted for the expenses of the Fund.
(2) The S&P 500 is an unmanaged index used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks and does not pay expenses.
(3) The Portfolio began investing in the stocks comprising the Domini 400 So-cial Index on June 3, 1991. The above chart begins on June 30, 1991.

The performance information in this chart represents past performance. The in-vestment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their origi-nal cost.

                              COMPANY HIGHLIGHTS

  All the companies whose stock is held in the Domini Social Index Portfolio ("DSIP") portfolio meet multiple standards for corporate accountability. We avoid companies in the business of manufacturing alcohol and tobacco products as well as those that provide gambling services or equipment. We seek to avoid companies that sell weapons or are in the nuclear power industry. In addition, we evaluate a company's social profile by weighing both strengths and weakness in the areas of community impact, employee relations, the environment, product safety and usefulness, non-U.S. operations and diversity.

  The following sampling of some of the smaller companies in our portfolio highlights some impressive achievements in the areas of community impact, em-ployee relations, the environment, diversity and product safety and useful-ness.

COMMUNITY

  We seek companies with innovative and generous charitable giving programs with a particular emphasis on programs promoting economic and social justice. In evaluating the level of a firm's generosity, we look for companies that have consistently given over 1.5% of trailing three-year net earnings before taxes to charity, or have otherwise been notably generous in their giving.

  GRACO, INC. manufactures and markets a wide range of fluid handling products for the industrial and commercial markets, including specialized pumps, regu-lators, valves, atomizing devices, and painting and cleaning equipment. In fiscal year ("FY") 1997, the company donated 2.44% ($1,300,000) of trailing three-year net earnings before taxes (NEBT) to charity. Graco has a stated goal of contributing 5% of U.S. pretax profits in cash and in-kind giving to charity each year, focusing on human services in communities where the company has facilities. In the mid-1970s, David Koch, Graco's former CEO, and a cur-rent member of Graco's Board, was instrumental in creating the Minnesota 5% Club. Corporations that join the club pledge to contribute 5% of pretax prof-its to charity each year. The 5% club was one of the first of its kind in the U.S. and has served as a model for similar organizations in other cities and states. As of July 31, 1998, Graco, Inc. represented .014% of the DSIP.

  OSHKOSH B'GOSH manufactures and markets children's clothing and work apparel for adults. In FY 1996, the company donated 2.4% ($340,000) of average trail-ing three-year net earnings before taxes (NEBT) to charity. In FY 1997, the company made $350,000 in cash gifts to charity. Oshkosh B'Gosh's charitable giving program focuses on children. In February 1998, the company told KLD that in FY 1997 it supported the Boys and Girls Club, the Child Welfare League of America, and Kids in Distressed Situations (KIDS). The company's CEO Doug Hyde is a past president of KIDS. The company also told KLD that it donated approximately 25,000 garments to charitable organizations, including KIDS. As of July 31, 1998, Oshkosh B'Gosh represented .008% of the DSIP.

  UNITED AMERICAN HEALTHCARE CORPORATION provides management and consulting services, primarily to health maintenance organizations (HMOs) owned by the company in Michigan, Tennessee, and Florida. In Michigan and Tennessee its op-erations are known primarily as Omnicare Health Care. In Florida the firm op-erates Ultramedix Healthcare Systems and United American of Florida. The com-pany primarily serves Medicaid recipients and was among the companies that pioneered the development of cost control and management for Medicaid servic-es. One of the firm's fundamental business strategies is to reduce health care costs by providing preventative and home health care services to the economi-cally disadvantaged. As of November 1997, four of the company's five senior line executives were African Americans, including the CEO.

  The firm has endowed the United American Healthcare Foundation, established to encourage minorities to enter the medical profession. In FY 1995, 1996, and 1997 the company contributed $150,000 to the foundation. At several universi-ties around the country, including Wayne State and Morehouse, the Foundation has funded five full four-year scholarships for minority students hoping to become doctors or registered nurses. United American is also a strong supporter of African Amer-ican art. For its corporate headquarters, through 1996, it had purchased ap-proximately $250,000 in art by contemporary African American artists. In the past, the firm has sponsored numerous volunteer programs in inner city Detroit and donates to other charities including the March of Dimes, the American Red Cross, and the Detroit Institute of Art. As of July 31, 1998, United American Healthcare Corporation represented .001% of the DSIP.

  WHOLE FOODS MARKET, INC. owns and operates natural foods supermarkets in 17 states, operating under the names Whole Foods Market, Fresh Fields, Bread and Circus, and Wellspring Grocery. In FY 1995, the company donated approximately 8.11% ($790,000) of trailing three-year net earnings before taxes (NEBT) to charity. This figure is up from $500,000 the previous year, due largely to the company's increase in net income since 1993. In 1997, the company reported that it donated approximately $1 million in combined cash and in-kind dona-tions. The company has a policy to contribute a minimum of 5% of after-tax earnings in cash and goods to charity each year. Charitable contributions are made primarily at the store level so that they can directly benefit local com-munity groups that make up the store's customer base. The company offers 20 hours of paid time-off per year for community service. Whole Foods has a "five percent day" program whereby its stores designate a nonprofit organization to receive 5% of the net sales of that day. Organizations supported include the AIDS Action Committee, American Indian Family, Foundation for Children with AIDS, Habitat for Humanity, National Museum of Women in Arts, New England Ani-mal Action, Rainforest Action Network, and the Boston Coalition for Gay, Les-bian, Bisexual & Transgendered Youth. Whole Foods is part of Chefs Collabora-tive 2000, a national network of well-know chefs working to promote sustainable food choices. As part of the network, the company hosted a tasting and demonstration series, proceeds of which will help make a video to educate children regarding food, culture, and sustainable food choices. The company's payroll deduction plan includes Environmental Fund of Texas, Another Way, In-ternational Services Agencies, Black United Fund of Texas, United Way, and others. As of July 31, 1998, Whole Foods Market, Inc. represented .029% of the DSIP.

EMPLOYEE RELATIONS

  We seek companies with a commitment to worker involvement/ownership through employee stock ownership, cash profit sharing and employee participation in management decision-making. We also look for companies with histories of fair labor negotiations and strong retirement benefits.

  BALDOR ELECTRIC COMPANY manufactures and markets electric motors and indus-trial control systems, including electronic servo drives which can be pro-grammed to control robotics and machine tools, and other products such as in-dustrial grinders, buffers, and dental polishing lathes. In 1996 the board of directors voted to expand the company's employee stock option grant program to include all employees, not just salaried employees. Options were distributed under the plan in 1997. The number of options granted each employee was based on years of service. A March 1995 Forbes article commented that "Baldor is one of those companies that do several things very well." In the article, chairman Roland Boreham attributes Baldor's success to its employee training and qual-ity programs. At the company's 1994 annual meeting, CEO R. L. Qualls stated the company's goal is to provide one hour of training per week per employee. Since 1992 the firm has spent an average of $677 per employee ($2 million) an-nually for employee education and training. For employees lacking basic liter-acy and math skills, Baldor provides education opportunities. Its goal is to achieve 8th-grade-level skills for all its employees. In January

1998, Baldor was included on Fortune magazine's list of "The 100 Best Compa-nies to Work for in America." A 1992 Fortune magazine article reported that in 1991, rather than lay off workers in a difficult period of recession, the com-pany went to four-day workweeks for seven weeks. One of Baldor's plants was among those profiled in 1995 by the Department of Labor's Best Practices Clearinghouse. The company's retirement program is funded through a profit sharing plan that contributes 12% of Baldor's pretax earnings to all partici-pants based on compensation. In addition, the employees may contribute to a 401(k) savings plan through which the firm matches 25% up to 4% of compensa-tion. As of March 1998, employees owned 10% of the company's stock through the profit sharing and savings plans. As of July 31, 1998, Baldor Electric Co. represented .016% of the DSIP.

  HANNAFORD BROS. CO. owns and operates supermarkets in New England under the names Shop 'n Save and Hannaford Food and Drug Superstores. It also operates the Wilson's Supermarkets chain of stores in Virginia, North Carolina, and South Carolina, and a trucking and food distribution subsidiary. As of 1996, the company distributed profits annually to executives and a substantial num-ber of full time employees. This program pays out regularly and approximately 1,000 of its employees are eligible for the plan. At its retail stores, the company has also instituted gainsharing programs, where a portion of costs saved due to employee suggestions are passed on to employees. In 1990 the com-pany pioneered a new team management philosophy whereby 120 employees work in five teams virtually without management supervision. The firm has begun simi-lar experiments at several of its retail supermarkets. Its new store in Con-cord, New Hampshire, is run entirely by self-directed teams. The company of-fers a variety of employee-involvement programs, as well as a "Customer Counts" program that aims at promoting better customer service. Hannaford re-cently began offering certain items in bulk quantities at its retail stores, items priced at club store levels. Hannaford has an associate referral program called "BreadWinner," which rewards employees for referring qualified candi-dates who are eventually hired. In August 1996, the company stopped selling eggs from a large egg producer in Maine, when it learned that the producer was facing a $3.6 million OSHA fine for worker safety violations. As of July 31, 1998, Hannaford Bros. Co. represented .037% of the DSIP.

  LUBY'S CAFETERIAS, INC. owns and operates 232 cafeterias in the southern United States. Luby's has a cash profit sharing program available to all em-ployees over the age of 21 and with at least one year of service. The firm's contributions to this program are contingent on whether the company meets cer-tain minimum net income standards. In FY 1997 and 1996, the company distrib-uted $1.5 million and $5.1 million, respectively, under this plan. All compen-sation for managers is based on profit. Although the company does not pay its store managers a salary, it does guarantee a minimum salary. This program ena-bles Luby's managers to earn far more than the industry's average wage: on av-erage, in excess of $100,000 per year. The company reports that at some stores bonuses tied to store performance extend down to hourly employees. The company's notably autonomous restaurant managers set their own menus and are responsible for hiring and training of employees. The company has a reputation for promoting from within. Most of the company's senior management team was drawn from its restaurant managers. In 1995 the company reported that it hired 169 employees from its management training program. The program is approxi-mately three months long. One week is spent in class-room training at corpo-rate headquarters and the remainder of the time in cafeterias. In 1995 the firm created a series of "satellite" training schools at several cafeterias. In 1996 it launched a program called Career 2000 to improve its management training and human resources initiatives. The average Luby's manager has worked for the company for 15 years. Of its 190 cafeteria managers in 1995, 156 had been with the company for at least ten years. As of July 31, 1998, Luby's Cafeterias, Inc. represented .006% of the DSIP.

  NORTHWEST NATURAL GAS CO. (NNG) is principally engaged in the distribution of natural gas (90% of FY 1996 revenues), a fuel with significant environmen-tal advantages over oil and coal, to western Oregon, including the metropoli-tan Portland area. The company also has investments in alternative energy pro-jects, including wind, solar and hydroelectric power. NNG and the union representing its employees enjoy a uniquely stable and innovative relation-ship. In March 1997, the union and the company agreed to a new collective bar-gaining agreement, to last for seven years. Under the agreement, no regular employee who was employed prior to April 1997 will be laid off, and benefits will be maintained at the April 1997 level. The agreement continues a "joint accord" partnership that began in 1989 and was renewed in 1992, which obli-gates labor and management to create more flexible work rules, a more effi-cient workplace, and to improve customer service. The company's last major strike was in 1977. In 1989, the union negotiated Key Goals, a gainsharing plan for all bargaining and nonbargaining employees (the firm now has a sepa-rate plan for nonbargaining employees, based solely on profitability). Since 1995, the plan has had five goal areas: profitability-utility earnings per share; customer satisfaction based on survey results; return on new residen-tial customers; productivity in serving customers; and market share. Each year the company reviews its performance against set benchmarks within each of the goal areas and determines the award to be given to all employees. In 1996, all employees received the maximum award of 5.5% of their base compensation. In 1997, all employees received an award equal to almost 3% of their base compen-sation, representing a total award of $2.76 million. In February 1998, the company told KLD that the lower award was due to decreased profitability, which it attributed to warmer weather.

  The company was profiled in 1995 by the Department of Labor's Best Practices Clearinghouse. The company has union representation at the monthly executive staff meeting, and union members consti-tute two thirds of the company's labor relations team (LRT), which monitors employee issues on a daily basis. The LRT, executives, and middle management representatives meet once a month to discussemployee issues and share information on company activities. The min-utes from these meetings are distributed to all employees within two days. Data on company finances, customers, and general operations are shared with employees. Information on the company's key goals, which measure customer sat-isfaction, increased productivity, cost control, capital construction, and the amount of earnings per share is shared with all employee work groups once a month. NNG's CEO and president visits each of the company worksites once a year to answer employee questions. The company also has a bimonthly newsletter in which management answers anonymous questions submitted by employees. Em-ployee teams from the LRT were involved in establishing the performance ap-praisal system. In some of the company's departments all levels of employees are allowed to participate in the interviewing of potential employees. For substantially all of its employees, the company has a defined benefit pension plan. In addition, its retirement options include a 401(k) savings plan through which the firm matches in cash 50% of employee contributions up to 4% of base compensation. As of July 31, 1998, Northwest Natural Gas Co. repre-sented .013% of the DSIP.

ENVIRONMENT

  We seek companies that show respect for the natural environment. This may be demonstrated by the product or service the firm provides or exhibited through in-house recycling or pollution-prevention programs, gifts to conservation groups, or other ways of conducting day-to-day business.

  W.H. BRADY CO. develops, manufactures and markets industrial identification and safety products, and specialty coated materials. The company's industrial and facility identification products include pipe and valve markers, wire markers, computer printable labels, informational signs, and automatic identifica-tion and data collection systems. Safety and regulatory products include safety signs, lockout/tagout products to meet OSHA regulations, and traffic control products. The company also manufactures tapes for the data storage, semiconductor, and audio/video industries. Katherine M. Hudson serves as the company's president and chief executive officer.

  The company has taken steps to reduce emissions of volatile organic com-pounds (VOCs) from its adhesive operations. It has reformulated some adhesives to a water base and installed incineration equipment to burn other emissions, destroying 96% to 99% of VOCs. In 1997 the company reported that it had re-duced air emissions by 50% since 1990, and that 90% of its U.S. facilities use the more environmentally friendly ultra-violet ink technologies rather than solvent-based systems. Brady's generation of hazardous wastes was down by 30% and of water-borne wastes by 80% from 1990 to 1993, while during the same pe-riod its sales increased by 30%. As of July 31, 1998, W.H. Brady Co. repre-sented .007% of the DSIP.

  CARAUSTAR INDUSTRIES, INC. is a manufacturer of paperboard products such as tubes, cores, and composite containers, folding cartons, gypsum wallboard fac-ing paper, specialty and paperboard products, injection-molded and extruded plastics, and paperstock. The company's paper products are made from fiber re-covered from recycled paper. The company has been recovering fiber from waste paper since the 1930s. Recycled paper is its sole source of fiber. Caraustar uses approximately 600,000 tons of waste paper per year. The company operates a program through which it sells, leases, or furnishes baling machines to small companies to bale their own paperstock for collection by the company. In 1997 Caraustar reported that it had not been named as a potentially responsi-ble party for any hazardous waste sites or any Superfund sites. In 1997 the company told KLD that it had no accrued liabilities for envi-ronmental remediation. As of July 31, 1998, Caraustar Industries, Inc. represented .013% of the DSIP.

  ENERGEN CORPORATION distributes natural gas in central and northern Alabama through its Alagasco subsidiary. The company is also involved in natural gas and oil exploration and production, primarily in Alabama, Louisiana, Texas, and the Gulf of Mexico through its Taurus Exploration subsidiary. Taurus also produces natural gas from coal-bed methane. Energen reports that since 1985, it has acquired 22 municipal natural gas systems. The company derived 94% of its FY 1997 revenues from natural gas, a fuel with significant environmental advantages over oil and coal. The company has a fleet of compressed natural gas (CNG) fueled vehicles. Through a joint venture with Sonat Ventures, Inc., the company will supply CNG to refueling stations and finance vehicle conver-sion. The first station opened in Birmingham, Alabama, in December 1993. As of July 31, 1998, Energen Corporation represented .010% of the DSIP.

  MODINE MANUFACTURING COMPANY manufactures heat transfer equipment, primarily radiators for cars, trucks, and other vehicles, vehicular condensors and evap-orators, oil coolers, charge air coolers, heating and cooling equipment for buildings, and miscellaneous related products. The company's charge-air cool-ers for large trucks cool air as it enters an engine's cylinders, helping fuel to burn more efficiently and reducing emissions. The design of Modine's con-denser in its automobile air conditioners reduces the amount of refrigerant chlorofluorocarbons (CFCs) needed by 40%. It can also be used with new gases that contain no CFCs. In 1996 the company began producing latent-heat batter-ies which quickly warm engine fluids, reducing vehicle emissions produced while running an engine to warm the motor. Between 1988 and 1994, the company achieved an 83% reduction in emissions of toxic chemicals covered by the EPA's voluntary "33/50" toxics reduction program, exceeding the EPA's 50% goal. As of April 1996, the company had eliminated the use of 1,1,1, trichlorethane at all its plants. As of January 1994, several plants had also eliminated the use of naphtha, xylene, and toluene. The company has also re-duced its emissions of volatile organic compounds (VOCs) by using powder paints that are applied electrostatically. In its aluminum manufacturing, the firm uses the Nocolok technology licensed from Alcoa, which reduces hazardous emissions to virtually zero. In 1991 Modine established a waste minimization program, setting a company-wide goal of a 65% reduction by 1995. In March 1996, the company reported reductions of over 65% through calendar year 1995. It also reported plans to improve its tracking of wastes based on degree of toxicity. The company established similar programs at its facilities in Canada and Mexico in 1996. In 1997 the company reported that it regularly monitors and audits its facilities for environmental performance. In addition, all its facilities have their own unique environmental programs with commitments to one-and five-year goals. As of July 31, 1998, Modine Manufacturing Company represented .020% of the DSIP.

  THOMAS INDUSTRIES, INC. manufactures and markets lighting products, and com-pressors and vacuum pumps. The company developed and manufactures a special-ized pump used in vapor-recovery systems for gasoline fumes at pumping sta-tions. The firm's compressors are used in vehicle emissions testing equipment and other air quality measurement devices, as well as in freon recovery. The company also makes leak detectors for monitoring underground fuel storage tanks. Thomas participates in the EPA's Green Lights program to develop and promote energy efficient lighting. The company is a manufacturer of energy ef-ficient fixtures and controls, including a lighting system with sensors that reduce light levels when an area is not in use. In cooperation with the U.S. Department of Energy, Thomas publishes efficacy ratings and comparative yearly lighting energy costs in its catalogue. Thomas has initiated reduction of its use of toxic chemicals, including the elimination of ozone-depleting sub-stances, from all its manufacturing facilities. The company publishes luminare rat-ings regarding the energy efficiency of its lighting products. As of July 31, 1998, Thomas Industries, Inc. represented .005% of the DSIP.

DIVERSITY

  We seek companies with women and minorities in management positions and on the board of directors as well as those that have a record of purchasing from or investing in women- and minority-owned businesses. We look for companies with strong employee benefit programs that address work/family concerns such as childcare, elder care, and flextime. We also recognize innovative hiring programs for the disabled as well as progressive policies toward gays and les-bians.

  AULT INCORPORATED manufactures and markets external power conversion prod-ucts, including switch power supplies, linear power supplies, transformers, and battery chargers. The company's chief executive officer, Frederick M. Green, is African American. Of the four senior line executives at the firm, three are African American, including the firm's chief financial officer and vice president for sales and marketing. Mr. Hokung Choi, who is Asian Ameri-can, is vice president for Far Eastern Operations and among these four senior executives. Of the company's six regionally focused business teams, one is headed by Linda Denson, who is African American. In addition, Ruth Abbott serves as co-head of the Asian team. Three of the seven members of the company's board of directors are African American, including Delbert W. John-son, chief executive officer of Pioneer Metal Finishing and Eric G. Mitchell, Jr., president of the business consulting firm, The Pricing Advisor. As of July 31, 1998, Ault Inc. represented .001% of the Domini Social Index Portfo-lio (DSIP).

  LILLIAN VERNON CORPORATION is a specialty catalog company that markets prod-ucts including gift, household, gardening, kitchen, Christmas, and children's products. The company's founder, Ms. Lillian Vernon, is the chief executive officer of the company. There are two women among the company's five senior line executives. In 1997 the company reported that 11 of its 25 highest-paid employees were women, a notably high percentage. Women serve as the firm's executive vice president of merchandising, and as vice presidents for merchandising, the creative department, finance, specialty catalogs, prod-uct development, and for the wholesale division. Karen Bhola, who is an Indian national, is director of MIS. Two women (Ms. Vernon and Betty Eveillard) serve on the company's nine-member board of directors. Ms. Eveillard is managing di-rector of the retail industry group of PaineWebber, Inc. She was appointed to the board in September 1997. The company extends health benefits to the domes-tic partners of its gay and lesbian employees. The 1994 book "Cracking the Corporate Closet" reported that the company includes sexual orientation in its antidiscrimination policy and conducts AIDS education through its employee health office. Family benefits include family leave one month longer than the federally mandated three months. The firm arranges for employee discounts at day care firms and has flexible spending accounts for dependent care. Work ar-rangements include phaseback for new mothers, flextime, and part time work. The company offers work/family seminars for employees. Wellness programs in-clude health fairs with breast and skin cancer screening, exercise programs, and first aid training. In 1996, Ms. Vernon headed the White House National Women's Business Council formed in 1995 to help women fund and expand their own businesses. As of July 31, 1998, Lillian Vernon Corporation represented
 .003% of the DSIP.

  MERIX CORPORATION manufactures custom-engineered electronic interconnect products including rigid printed circuits, high performance printed circuit boards, and flexible circuits. The company recently added a new product line of laminate-based chip carriers. In 1996 the company completed the acquisition of Hewlett-Packard Company's circuit fabrication operation and of Roger Corpo-ration's printed circuit fabrication operations. Deborah Coleman has served as the company's CEO since it spun off from Tektronix as an independent company in June 1994. Ms. Coleman has a history of success in the computer business. In 1987 Apple Computer appointed her the youngest chief financial officer in the Fortune 500. In 1992, after eleven years at Apple, Ms. Coleman left to be-come vice president of materials operations at Tektronix where she served for two years before becoming CEO of Merix. Two women serve among the company's four senior line executives. In addition to Ms. Coleman, Terri Timberland is vice president for human resources and one of the five highest-paid officers at the company. Women in senior staff positions include Valerie Rosenfeld, vice president and treasurer, and Janie Brown, vice president and corporate controller. Two women (CEO Coleman and Carlene M. Ellis) and one minority (Dr. Koichi Nishimura) serve on the six-member board of directors. Ms. Ellis is vice president and director of the information technology group of Intel. Dr. Nishimura, an Asian American, is CEO of Solectron Corporation. While none of its training programs are specifically targeted for women or minorities, the company does have a diversity council. The council incorporates diversity pro-grams into Merix's business goals, assists in recruiting, and monitors pro-gress of Merix's diversity education programs. In FY 1996, 25% of the company's officials and managers were women, and 8% were minorities. These percentages are high for the engineering industry. As of July 31, 1998, Merix Corporation represented .001% of the DSIP.

  TENNANT COMPANY manufactures and markets industrial floor maintenance equip-ment, commercial floor maintenance equipment, and industrial floor coatings. In April 1998, Janet M. Dolan was promoted to president and chief operating officer of the company. She is among the four highest line executives at the firm. Prior to her promotion she was executive vice president of Tennant's North American operations. The 1993 book "The 100 Best Companies to Work For in America" reported that 14% of Tennant's employees are disabled. One woman (Pamela Knous) and one minority (Delbert Johnson) serve on the company's eight-member board of directors. Ms. Knous, who is ex-ecutive vice president and chief financial officer for SUPERVALU Inc., was elected to the board of directors in 1998. Mr. Johnson, who is African Ameri-can, is chairman and CEO of Pioneer Metal Finishing. The company's family ben-efits include parental leave for either parent, including for adoption. As of July 31, 1998, Tennant Company represented .007% of the DSIP.

PRODUCT

  We seek companies that provide high quality products and are industry lead-ers in research and development.

  DIONEX CORPORATION manufactures and markets analytical instruments includ-ing: chromatography systems used to identify the components of chemical mix-tures; bioseparation products; and supercritical fluid separations systems. The company also makes automation systems for chemical analysis. Ion chroma-tography (IC) accounts for the majority of the company's revenues. IC has a wide range of environmental applications, including analysis of water quality, acid rain, pollution in manufacturing wastewaters, and ozone-layer depletion. Another technology developed by Dionex, called accelerated solvent technology, is used by governmental regulators to monitor the level of pesticides and her-bicides on fruits and vegetables and in soil. As of July 31, 1998, Dionex Cor-poration represented .008% of the DSIP.

  SCHOLASTIC CORPORATION publishes and distributes children's books, classroom and professional magazines, and other educational materials including video and software in the United States. It also markets similar products abroad. It sells its products in elementary and secondary schools primarily through book clubs, book fairs, and library sales. In the mid-1990's Scholastic introduced several core-curriculum products, including reading, science, mathematics, and preschool programs. Scholastic widely distributes its Credo and Editorial Platform, which guides much of its editorial policy. This policy stresses the values of citizenship, democracy, and freedom from prejudice. Many of the company's publications are explicitly multicultural. Its CD/ROM literacy pro-gram WiggleWorks and its preschool and kindergarten instructional program Scholastic Early Childhood Workshop are offered in bilingual English/Spanish versions. Its Action classroom magazine is targeted to at-risk students. In 1995 the company introduced Literacy Place, a core-curriculum reading program to help children develop their reading and learning skills. Literacy Place also has a Spanish program, called Scholastic Solares for bilingual students. As of July 31, 1998, Scholastic Corporation represented .014% of the DSIP.

  SPARTAN MOTORS, INC. designs, manufactures, and markets custom heavy-duty chassis used for motor homes, fire trucks, school buses, transit buses, and specialty vehicles. Spartan is aggressively innovative in its product design. In recent years it has brought to market a motor home chassis with a rear-mounted diesel engine which offered substantial cost savings over previous models. In 1997 the company introduced an independent front suspension system for its motor home chassis which allows better wheel control and handling. Spartan has also made several notable innovations in fire engine design, in-cluding an enclosed cab with safety advantages and a cab that, because it lacks the traditional partition between the front and back seats, facilitates communications among the firemen. In 1994 the firm initiated research and de-velopment of a low-floor bus chassis that would meet the standards of the American with Disabilities Act and eliminate the need for mechanically powered wheelchair lifts. In 1996 Spartan introduced the first rear exit door school bus chassis. In 1995 the company introduced a school bus with a rear-engine design that improves the sight line of the driver and features a quieter motor that facilitates communication with the passengers. All these features address safety issues for school bus drivers. In 1994 the company introduced a 24-hour emergency road service program for its recreational vehicle customers. In 1995 the company increased its quality control staff and introduced new work rules that allow quality control personnel to halt production if a quality issue arises. As of July 31, 1998, Spartan Motors, Inc. represented .001% of the DSIP.

  HUFFY CORPORATION manufactures and markets leisure products, including bi-cycles, garden tools, basketball equipment, and juvenile products. It also provides inventory, assembly, repair, and merchandising services for retail stores. Huffy conducts its business through six companies: Huffy Sports, Huffy Service First, Washington Inventory Service, Gerry Baby Products, Huffy Bicyc-les, and True Temper Hardware. The company markets primarily in the U.S. Since the mid-1980s, the company has instituted a variety of Deming-style quality-control initiatives. Quality control has become the responsibility of teams of employees. To assure that quality standards are met, employees have the right to shut down the manufacturing line at the company's Celina, Ohio, plant. In 1995 the company introduced the country's first 100% postconsumer recycled aluminum bicycle. Three Huffy Metaloid bicycle models were introduced for the juvenile market. Huffy Sports Company also introduced a basketball backboard made out of 100% postconsumer materials. As of July 31, 1998, Huffy Corpora-tion represented .003% of the DSIP.

  LAWSON PRODUCTS, INC. distributes maintenance, repair, and replacement parts and products, including fasteners and fitting parts such as screws, nuts, and rivets; industrial supplies, such as hoses, lubricants, cleansers, files, and drills; and automotive and equipment maintenance parts, such as wiring, con-nectors, exhaust, and other automotive parts. The firm has implemented a for-mal "quality of service" program throughout its organization. It trains agents to provide customer education on the proper use and maintenance of its prod-ucts. It does not manufacture the products it distributes, but maintains strict quality control standards for its suppliers. The company's commitment to quality control leads it to purchase primarily from domestic suppliers. This practice allowed it to avoid an influx of counterfeit fasteners from the Far East in the late 1980s. The company competes primarily on service, rather than on price. The company reports that it ships virtually all products within 24-hours of receiving the orders. In January 1996, the company was awarded the ISO 9002 certification for its Des Plaines facility in Illinois. The ISO is an international standards organization. The 9000 certification series addresses quality management issues. As of July 31, 1998, Lawson Products, Inc. repre-sented .004% of the DSIP.

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees DEVCAP Shared Return Fund:

  We have audited the accompanying statements of assets and liabilities of DEVCAP Shared Return Fund (the "Fund") as of July 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from October 19, 1995 (commencement of operations) to July 31, 1996. These financial statements and financial highlights are the responsibil-ity of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DEVCAP Shared Return Fund as of July 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended and the period from October 19, 1995 to July 31, 1996, in conformity with generally accepted accounting principles.

                                          LOGO

Boston, Massachusetts
September 15, 1998

DEVCAP SHARED RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investment in Domini Social Index Portfolio, at value (Note 1) $10,602,004
  Receivable for Fund shares sold                                     11,659
  Receivable from affiliate (Note 2)                                  57,955
  Deferred organization expenses (Note 1)                             24,635
  Prepaid expenses                                                    12,337
                                                                 -----------
    Total Assets                                                  10,708,590
                                                                 -----------
LIABILITIES:
  Accrued expenses                                                    11,733
                                                                 -----------
NET ASSETS                                                       $10,696,857
                                                                 ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                $ 8,758,535
  Accumulated net realized gain from Portfolio                        62,990
  Net unrealized appreciation from Portfolio                       1,875,332
                                                                 -----------
NET ASSETS                                                       $10,696,857
                                                                 ===========
SHARES OUTSTANDING                                                   546,424
                                                                 ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE ($10,696,857 / 546,424 SHARES)                  $     19.58
                                                                 ===========

                       See Notes to Financial Statements

DEVCAP SHARED RETURN FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME FROM PORTFOLIO:
  Investment income from Portfolio                              $   86,547
  Expenses from Portfolio                                          (13,820)
                                                                ----------
    Net investment income from Portfolio                            72,727
EXPENSES (NOTES 1 AND 2):
  Professional fees                                     40,255
  Printing                                              39,839
  Transfer agent fee                                    32,456
  Administration fees (Note 2)                          17,192
  Registration fees                                     16,327
  Amortization of organization expenses (Note 1)        11,129
  Servicing and fund accounting agent fee (Note 2)      10,669
  Insurance                                              9,391
  Other                                                  1,660
                                                       -------
    Total Expenses                                     178,918
    Less: Reimbursement of expenses (Note 2)           (70,684)
                                                       -------
    Net Expenses                                                   108,234
                                                                ----------
NET INVESTMENT LOSS                                                (35,507)
                                                                ----------
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO
  Net realized gain from Portfolio                                  71,154
  Net change in unrealized appreciation from Portfolio           1,244,866
                                                                ----------
  Net realized and unrealized gain from Portfolio                1,316,020
                                                                ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $1,280,513
                                                                ==========

                       See Notes to Financial Statements

DEVCAP SHARED RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEAR ENDED
                                                   ---------------------------
                                                   JULY 31, 1998 JULY 31, 1997
                                                   ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss                               $   (35,507)  $   (3,122)
  Net realized gain from Portfolio                       71,154        3,813
  Net change in unrealized appreciation from
   Portfolio                                          1,244,866      628,098
                                                    -----------   ----------
  Net increase in net assets resulting from
   operations                                         1,280,513      628,789
                                                    -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
 GAIN                                                    (5,944)      (1,059)
                                                    -----------   ----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of shares                       4,505,896    4,167,358
  Payments for shares redeemed                         (414,873)    (113,074)
  Net asset value of shares issued in reinvestment
   of distributions                                       5,700          934
                                                    -----------   ----------
  Net increase in net assets from capital share
   transactions                                       4,096,723    4,055,218
                                                    -----------   ----------
    Total increase in net assets                      5,371,292    4,682,948
NET ASSETS:
  Beginning of period                                 5,325,565      642,617
                                                    -----------   ----------
  End of period (including accumulated net
   investment loss of $0 and $4,475, respectively)  $10,696,857   $5,325,565
                                                    ===========   ==========
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Sold                                                  242,295      277,132
  Redeemed                                              (24,537)      (8,894)
  Reinvested                                                352           74
                                                    -----------   ----------
  Net increase                                          218,110      268,312
                                                    ===========   ==========

                       See Notes to Financial Statements

DEVCAP SHARED RETURN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                OCTOBER 19, 1995
                                        FOR THE YEAR ENDED      (COMMENCEMENT OF
                                    --------------------------- OF OPERATIONS) TO
                                    JULY 31, 1998 JULY 31, 1997   JULY 31, 1996
                                    ------------- ------------- -----------------
Net Asset Value, beginning of
 period                                $ 16.22       $10.71          $10.00
                                       -------       ------          ------
Income from investment operations:
  Net investment loss                    (0.06)       (0.03)          (0.02)
  Net realized and unrealized gain
   on investments                         3.44         5.55            0.73
                                       -------       ------          ------
Total income from investment
 operations                               3.38         5.52            0.71
                                       -------       ------          ------
Less distributions from net
 realized gain                           (0.02)       (0.01)            --
                                       -------       ------          ------
Net Asset Value, end of period         $ 19.58       $16.22          $10.71
                                       =======       ======          ======
Ratios/supplemental data
  Total return                           20.84 %      51.57 %          7.10 %/1/
  Net Assets, end of period (in
   000's)                              $10,697       $5,326          $  643
  Ratio of expenses to average net
   assets/2/                              1.75 %       1.75 %          2.50 %/3/
  Ratio of net investment loss to
   average net assets/2/                 (0.51)%      (0.21)%         (0.54)%/3/
--------
/1/Not annualized

/2/Reflects the Fund's proportionate share of the Portfolio's expenses as well as reimbursements by agents of the Fund. If the reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows:

  Ratio of expenses to average net
   assets                                 2.76 %       5.93 %         26.30 %/3/
  Ratio of net investment loss to
   average net assets                    (1.52)%      (4.39)%        (24.34)%/3/

/3/Annualized.

                       See Notes to Financial Statements

                           DEVCAP SHARED RETURN FUND
                         NOTES TO FINANCIAL STATEMENTS

                           YEAR ENDED JULY 31, 1998
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. DEVCAP Shared Return Fund (the "Fund") is a series of DEVCAP Trust and is registered as an open-end man-agement investment company under the Investment Company Act of 1940 (the "Act").

  The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 1.65% at July 31, 1998). The financial statements of the Portfolio are included elsewhere in this report and should be read in con-junction with the Fund's financial statements. The Fund became effective on September 13, 1995, and commenced investment operations on October 19, 1995.

  The presentation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sures of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Ac-tual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

  A. VALUATION OF INVESTMENTS. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income daily, net of Portfolio expenses, on its investment in the Portfolio. Divi-dends to shareholders are declared and paid annually from net investment in-come. Distributions to shareholders of net realized capital gains, if any, are made annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting dif-ferences. According, at July 31, 1998 for the Fund, a reclassification was re-corded to decrease paid-in capital, accumulated net investment loss and accu-mulated net realized gain from Fund by $32,958, $39,982 and $7,024, respectively.

  C. FEDERAL TAXES. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to dis-tribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for fed-eral income or excise tax is necessary.

  D. DEFERRED ORGANIZATION EXPENSES. Organization costs are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses which the number of the ini-tial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption. To the extent that the proceeds of the redemptions are less than such pro rata portion of any unamortized organiza-tion expenses, Development Capital Fund ("DEVCAP -- Non-Profit"), the Fund's sponsor, has agreed to reimburse the Fund for such difference.

  E. OTHER. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the Fund and other in-vestors in the Portfolio.

                           DEVCAP SHARED RETURN FUND
                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

                           YEAR ENDED JULY 31, 1998

2. TRANSACTIONS WITH AFFILIATES.

  A. DISTRIBUTION. The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Effective November 25, 1997, CBIS Financial Services, Inc. ("CBIS") acts as agent of the Fund and principal un-derwriter of shares of the Fund ("Distributor") pursuant to the Plan. Prior to November 25, 1997, Signature Broker-Dealer Services, Inc. served as Distribu-tor. Under the Plan, the Fund may pay the Distributor a fee not to exceed 0.25% per annum of the Fund's average daily net assets in anticipation of, or in reimbursement for, expenses incurred in connection with the sale of shares of the Fund.

  Such expenses include payments to broker-dealers who advise shareholders re-garding the purchase, sale or retention of shares of the Fund, payments to em-ployees of the Distributor, advertising used for sales purposes, expenses of preparing and printing sales literature and other distribution-related ex-penses. No expenses were incurred by the Fund in connection with the Plan for the year ended July 31, 1998.

  B. REIMBURSEMENT OF EXPENSES. DEVCAP Non-Profit has agreed that it will re-imburse the Fund to the extent necessary to maintain the Fund's total operat-ing expenses (which include expenses of the Fund and Portfolio) at an annual rate of 1.75% of the Fund's average daily net assets.

3. INVESTMENT TRANSACTIONS. Additions and reductions in the Fund's investment in the Portfolio aggregated $7,513,248 and $415,535, respectively, for the year ended July 31, 1998.

  Approximately $210,000 of the reductions in the Fund's assets this period characterized as redemptions in the statement of changes in net assets were withdrawals made to effect the charitable contribution to DEVCAP Non-Profit in December 1997 as described in the Fund prospectus. Upon a shareholder's ini-tial investment in the Fund, the shareholder declares an intention to make an annual donation to DEVCAP Non-Profit of fifty percent, seventy-five percent, or all of the Annual Contribution Basis, as defined in the Fund's registration statement, derived from the shareholder's investment in the Fund. DEVCAP Non-Profit will direct these shareholder donations to non-profit organizations (primarily Catholic Relief Services) working to improve the welfare of under-privileged persons in developing countries. In January 1999 shareholders will receive notification as to the character and amounts of income and deductions from their investment in the Fund. Shareholders should consult their tax advi-sors as to the treatment of such items.


TAX INFORMATION--UNAUDITED

  The federal tax status of distributions made to shareholders on December 29, 1997 was as follows:

                                                                 28%
                                                       SHORT-   LONG-     20%
                                               NET      TERM    TERM   LONG-TERM
                                            INVESTMENT CAPITAL CAPITAL  CAPITAL
                                              INCOME    GAINS   GAINS    GAINS
                                            ---------- ------- ------- ---------
Shared Return Fund.........................     $0        $0    $477    $5,467

  For the year ended July 31, 1998, the Shared Return Fund did not pay any dividends from net investment income or short-term capital gains that would qualify for the 70% dividends received deduction available to corporate share-holders.

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 JULY 31, 1998

                                                         SHARES     VALUE
APPAREL--0.3%
Brown Group, Inc. ......................................   1,700 $     27,413
Hartmarx Corporation (b)................................   4,400       29,700
Liz Claiborne, Inc. ....................................   8,600      332,175
Oshkosh B'Gosh..........................................   1,300       53,300
Phillips-Van Heusen Corporation.........................   3,000       41,250
Reebok International Ltd. (b)...........................   7,200      154,350
Russell Corporation.....................................   4,800      156,900
Springs Industries, Inc.................................   2,500       95,781
Stride Rite Corporation.................................   5,100       61,838
Timberland Company (The) (b)............................   1,500       96,750
V. F. Corporation.......................................  16,200      762,413
                                                                 ------------
                                                                    1,811,870
                                                                 ------------
BANKING--6.9%
Banc One Corporation....................................  94,794    4,899,665
BankAmerica Corporation.................................  92,500    8,301,875
BankBoston Corporation..................................  39,700    1,920,488
Bankers Trust New York Corporation......................  13,000    1,456,813
Fifth Third Bancorp.....................................  35,425    2,205,206
First Chicago NBD Corp..................................  38,606    3,235,665
Mellon Bank Corporation.................................  35,100    2,364,863
Morgan (J.P.) & Co. Incorporated........................  23,900    3,011,400
Norwest Corporation..................................... 102,300    3,676,406
PNC Bank Corp. .........................................  40,200    2,168,287
SunTrust Banks, Inc. ...................................  28,300    2,065,900
Synovus Financial Corp. ................................  34,950      773,269
Vermont Financial Services Corp. .......................   1,300       34,125
Wachovia Corporation....................................  27,800    2,380,375
Washington Mutual Inc. .................................  51,970    2,075,552
Wells Fargo & Company...................................  11,500    4,092,562
                                                                 ------------
                                                                   44,662,451
                                                                 ------------
COMMERCIAL PRODUCTS & SERVICES--1.9%
Angelica Corporation....................................     800       17,850
Avery Dennison Corporation..............................  15,300      880,706
Bemis Company, Inc. ....................................   6,800      262,650
Cintas Corporation......................................  13,000      660,563
Deluxe Corporation......................................  10,300      350,844
DeVry Inc. (b)..........................................   8,800      179,300
Donnelley (R.R.) & Sons Company.........................  18,500      786,250
Harland (John H.) Company...............................   3,300       51,975
Herman Miller, Inc......................................  11,700      324,675
HON Industries, Inc. ...................................   7,900      226,631
Ikon Office Solutions...................................  17,200      184,900
Interface Inc. .........................................   6,900      112,988
Kelly Services, Inc. ...................................   4,975      170,083
Moore Corporation.......................................  11,300      121,475
National Service Industries, Inc. ......................   5,500      285,656
New England Business Service, Inc.......................   1,300       39,325

                                                           SHARES     VALUE
COMMERCIAL PRODUCTS & SERVICES--CONTINUED
Pitney Bowes Inc..........................................  38,300 $  1,934,150
Sealed Air Corporation (b)................................  11,100      444,000
Sonoco Products Company...................................  14,045      410,816
Standard Register Company.................................   3,700      133,663
Tennant Company...........................................   1,000       43,875
Xerox Corporation.........................................  44,300    4,676,419
                                                                   ------------
                                                                     12,298,794
                                                                   ------------
CONSTRUCTION--0.3%
Apogee Enterprises, Inc. .................................   3,000       38,906
Centex Corporation........................................   7,600      311,600
Champion Enterprises Inc. (b).............................   6,100      161,650
Fleetwood Enterprises, Inc................................   4,700      167,731
Granite Construction Incorporated.........................   2,100       74,550
Kaufman & Broad Home Corporation..........................   5,100      142,481
Rouse Company.............................................   8,700      253,931
Sherwin-Williams Company..................................  22,600      720,375
Skyline Corporation.......................................     900       28,969
TJ International, Inc.....................................   1,700       39,525
                                                                   ------------
                                                                      1,939,718
                                                                   ------------
ENERGY--2.6%
Amoco Corporation......................................... 129,900    5,423,325
Anadarko Petroleum Corporation............................  16,000      549,000
Apache Corporation........................................  12,800      339,200
Atlantic Richfield Company................................  43,300    2,933,575
Consolidated Natural Gas Company..........................  12,500      646,094
Enron Corp................................................  44,500    2,355,719
Helmerich & Payne, Inc....................................   6,400      131,200
Oryx Energy Company (b)...................................  13,500      248,906
Pennzoil Company..........................................   6,000      270,000
Rowan Companies, Inc. (b).................................  11,100      156,788
Santa Fe Energy Resources, Inc. (b).......................  13,100      115,444
Sun Company, Inc..........................................  12,500      467,969
Union Pacific Resources Group, Inc........................  33,400      467,600
Western Atlas Inc. (b)....................................   6,900      451,519
Williams Companies........................................  57,300    1,837,181
                                                                   ------------
                                                                     16,393,520
                                                                   ------------
FINANCIAL SERVICES--5.8%
Ahmanson (H.F.) & Company.................................  14,300      944,694
American Express Company..................................  62,200    6,865,325
Block (H & R), Inc........................................  13,900      590,750
Dime Bancorp..............................................  14,900      443,275
Edwards (A.G.), Inc.......................................  12,187      476,055
Fannie Mae................................................ 141,300    8,760,600
Federal Home Loan Mortgage Corporation....................  92,600    4,375,350

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 JULY 31, 1998

                                                           SHARES     VALUE
FINANCIAL SERVICES--CONTINUED
FirstFed Financial Corp. (b)..............................   2,200 $     47,850
Golden West Financial.....................................   7,500      692,813
Household International, Inc..............................  66,246    3,295,739
MBIA Inc..................................................  12,700      855,663
MBNA Corporation..........................................  67,700    2,267,950
Merrill Lynch & Co., Inc..................................  46,800    4,563,000
Schwab (Charles) Corporation..............................  35,800    1,342,500
Student Loan Marketing Association........................  22,600    1,045,250
Transamerica Corporation..................................   8,400      992,250
Value Line, Inc...........................................   1,000       36,875
                                                                   ------------
                                                                     37,595,939
                                                                   ------------
FOODS & BEVERAGES--8.2%
Ben & Jerry's Homemade, Inc. (b)..........................     600       11,850
Bestfoods.................................................  39,000    2,169,375
Campbell Soup Company.....................................  61,500    3,321,000
Coca-Cola Company......................................... 333,800   26,933,488
Fleming Companies, Inc....................................   4,900       75,031
General Mills Incorporated................................  20,800    1,288,300
Heinz (H.J.) Company......................................  49,600    2,734,200
Hershey Foods Corporation.................................  18,800    1,186,750
Kellogg Company...........................................  55,600    1,841,750
Nature's Sunshine Products, Inc...........................   2,100       43,575
Odwalla, Incorporated (b).................................     500        6,000
PepsiCo, Inc.............................................. 202,100    7,844,006
Quaker Oats Company.......................................  18,200      962,325
Ralston Purina Company....................................  42,600    1,371,188
Smucker (J.M.) Company....................................   3,100       73,625
SUPERVALU Inc.............................................   7,700      381,631
Sysco Corporation.........................................  45,800    1,087,750
Tootsie Roll Industries, Inc..............................   4,254      178,136
Wrigley (Wm.) Jr. Company.................................  15,500    1,390,156
                                                                   ------------
                                                                     52,900,136
                                                                   ------------
HEALTH CARE--8.9%
Acuson Corporation (b)....................................   2,800       46,200
Allergan, Inc.............................................   8,400      438,900
ALZA Corporation (b)......................................  11,500      447,062
Becton Dickinson and Company..............................  16,400    1,355,050
Bergen Brunswig Corporation...............................   6,418      340,154
Biomet, Inc...............................................  14,300      446,875
Boston Scientific Corporation (b).........................  25,600    1,961,600
Forest Laboratories, Inc. (b).............................  10,200      382,500
Guidant Corp..............................................  20,300    1,508,544
Humana Health Plans, Inc. (b).............................  21,700      589,969
Johnson & Johnson......................................... 181,800   14,044,050
Mallinckrodt, Inc. .......................................   9,300      257,494
Manor Care, Inc...........................................   8,100      302,231

                                                           SHARES     VALUE
HEALTH CARE--CONTINUED
Marquette Medical Systems, Inc. (b).......................   2,000 $     48,250
Medtronic, Inc............................................  63,100    3,908,256
Merck & Co., Inc.......................................... 161,500   19,914,969
Mylan Laboratories, Inc...................................  16,200      440,438
Oxford Health Plans, Inc. (b).............................  10,200       82,237
Schering-Plough Corporation...............................  99,300    9,607,275
St. Jude Medical Inc. (b).................................  11,600      353,800
Stryker Corporation.......................................  12,800      556,000
Sunrise Medical Inc. (b)..................................   1,900       22,800
United American Healthcare
 Corporation (b)..........................................     800        1,550
                                                                   ------------
                                                                     57,056,204
                                                                   ------------
HOUSEHOLD GOODS--5.2%
Alberto-Culver Company....................................   7,400      188,238
Avon Products, Inc. ......................................  17,700    1,531,050
Bassett Furniture Industries..............................   1,300       36,075
Black & Decker Corp. .....................................  12,400      705,250
Church & Dwight Co., Inc..................................   2,600       80,275
Clorox Company............................................  13,800    1,414,500
Colgate-Palmolive Company.................................  39,700    3,669,769
Enesco Group, Inc.........................................   1,600       46,400
Fedders Corporation.......................................   5,400       35,775
Fort James Corp...........................................  29,600      999,000
Handleman Company (b).....................................   4,200       37,538
Harman International Industries, Inc. ....................   2,430       95,833
Hasbro, Inc...............................................  17,350      627,853
Huffy Corporation.........................................   1,100       19,181
Kimberly-Clark Corporation................................  75,264    3,382,176
Leggett & Platt...........................................  25,600      686,400
Mattel, Inc...............................................  39,285    1,510,017
Maytag Corporation........................................  12,500      550,000
Newell Co.................................................  21,000    1,081,500
Oneida Ltd. ..............................................   1,600       41,800
Procter & Gamble Company.................................. 181,300   14,390,688
Rubbermaid Incorporated...................................  19,900      662,919
Shaw Industries, Inc. ....................................  16,100      297,850
Snap-On Incorporated......................................   7,750      275,125
Stanley Works.............................................  11,300      493,669
Thomas Industries Inc.....................................   1,500       33,469
Whirlpool Corporation.....................................  10,000      605,000
                                                                   ------------
                                                                     33,497,350
                                                                   ------------
INSURANCE--7.2%
Aetna, Inc................................................  19,570    1,356,446
American General Corporation..............................  34,262    2,340,523
American International Group, Inc. .......................  94,500   14,251,781
Chubb Corporation.........................................  22,500    1,650,938

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 JULY 31, 1998

                                                           SHARES     VALUE
INSURANCE--CONTINUED
CIGNA Corporation.........................................  28,400 $  1,876,175
Cincinnati Financial Corporation..........................  21,685      775,239
General Re Corporation....................................  10,300    2,441,100
Hartford Steam Boiler Inspection and Insurance............   3,750      194,766
Jefferson-Pilot Corporation...............................  13,850      780,794
Lincoln National Corp.....................................  13,400    1,283,050
MGIC Investment Corp......................................  15,000      804,375
Marsh & McLennan Companies, Inc. .........................  34,550    2,109,709
Providian Corporation.....................................  12,400      974,175
ReliaStar Financial Corporation...........................  12,100      600,463
SAFECO Corporation........................................  18,400      829,150
St. Paul Companies, Inc...................................  31,464    1,138,603
Torchmark Corporation.....................................  18,300      801,769
Travelers Group Inc....................................... 155,400   10,411,800
UNUM Corporation..........................................  18,600      979,988
Wesco Financial Corporation...............................     900      329,456
                                                                   ------------
                                                                     45,930,300
                                                                   ------------
MEDIA--3.8%
Banta Corporation.........................................   3,350      101,756
Comcast Corporation.......................................  49,500    2,247,607
Disney (Walt) Company..................................... 276,400    9,518,525
Dow Jones & Company.......................................  12,200      662,613
Harcourt General..........................................   9,000      507,937
King World Productions, Inc. (b)..........................   9,300      260,400
Lee Enterprises, Inc. ....................................   5,800      165,662
McGraw-Hill Companies.....................................  12,900    1,056,994
Media General, Inc. ......................................   3,500      162,969
Media One Group...........................................  82,300    3,976,119
Meredith Corporation......................................   6,700      280,144
New York Times Company....................................  25,000      768,750
Scholastic Corporation (b)................................   2,200       92,194
Tele-Communications, Inc. (b).............................  68,500    2,859,875
Times Mirror Company......................................  11,600      696,725
Viacom, Inc. (b)..........................................   9,300      631,237
Washington Post Company...................................   1,300      707,850
                                                                   ------------
                                                                     24,697,357
                                                                   ------------
MISCELLANEOUS--1.1%
American Greetings Corporation............................   9,300      429,544
Caraustar Industries, Inc. ...............................   3,000       81,937
Case Corporation..........................................   9,500      322,406
CPI Corp. ................................................   1,000       25,000
Cross (A.T.) Company......................................   1,400       14,525
Deere & Company...........................................  33,300    1,338,244
Gibson Greetings, Inc. ...................................   1,900       43,225
Hillenbrand Industries, Inc. .............................   8,700      486,656
Hunt Manufacturing Co. ...................................   1,100       19,250

                                                            SHARES    VALUE
MISCELLANEOUS--CONTINUED
Ionics, Inc. ..............................................  1,900 $     60,325
Jostens, Inc. .............................................  4,300       97,019
Marriott International, Inc. .............................. 34,000    1,105,000
Omnicom Group Inc. ........................................ 22,400    1,176,000
Polaroid Corporation.......................................  5,800      191,400
Service Corporation International.......................... 34,300    1,299,112
Toro Company...............................................  1,200       32,550
Whitman Corporation........................................ 12,900      273,319
                                                                   ------------
                                                                      6,995,512
                                                                   ------------
MISCELLANEOUS MANUFACTURING--0.8%
Applied Materials, Inc. (b)................................ 49,100    1,644,850
Brady (W.H.) Co. ..........................................  2,200       45,100
Cincinnati Milacron Inc. ..................................  4,400       96,250
CLARCOR Inc. ..............................................  2,850       51,122
Crown Cork & Seal Company, Inc. ........................... 16,300      670,338
Dionex Corporation (b).....................................  2,400       53,250
Fastenal Company...........................................  4,900      213,915
General Signal Corporation.................................  5,300      211,337
Gerber Scientific Inc. ....................................  3,000       83,625
Graco Inc. ................................................  3,375       94,922
Illinois Tool Works Inc. .................................. 33,700    1,889,306
Isco, Inc. ................................................    300        1,950
Lawson Products, Inc. .....................................  1,100       25,094
Millipore Corporation......................................  5,600      135,800
Nordson Corporation........................................  2,000       94,125
Watts Industries...........................................  2,900       58,362
Wellman, Inc. .............................................  3,500       69,344
                                                                   ------------
                                                                      5,438,690
                                                                   ------------
RESOURCE DEVELOPMENT--1.2%
Air Products & Chemicals, Inc. ............................ 31,400    1,099,000
Aluminum Company of America................................ 22,600    1,566,463
Battle Mountain Gold Company............................... 29,300      137,344
Betz Laboratories..........................................  3,400      227,800
Cabot Corporation..........................................  8,600      233,813
Calgon Carbon Corporation..................................  4,300       43,538
Consolidated Papers, Inc. ................................. 11,400      328,463
Cyprus Amax Minerals Company............................... 11,900      148,750
Echo Bay Mines Ltd (b)..................................... 17,800       36,713
Fuller (H.B.) Company......................................  1,800      101,250
IMCO Recycling Inc. .......................................  1,600       25,700
Inland Steel Industries, Inc. .............................  6,200      174,763
Mead Corporation........................................... 13,300      399,831
Morton International, Inc. ................................ 16,600      401,513
Nalco Chemical Company.....................................  8,600      295,088
Nucor Corporation.......................................... 11,750      511,125
Praxair, Inc. ............................................. 20,800    1,024,400
Sigma-Aldrich Corporation.................................. 13,400      386,925

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 JULY 31, 1998

                                                           SHARES     VALUE
RESOURCE DEVELOPMENT--CONTINUED
Westvaco Corporation......................................  12,900 $    323,306
Worthington Industries, Inc. .............................  12,300      177,581
                                                                   ------------
                                                                      7,643,366
                                                                   ------------
RETAIL--10.7%
Albertson's, Inc. ........................................  33,300    1,600,481
American Stores Companies.................................  35,500      823,156
Bob Evans Farms, Inc. ....................................   4,600       85,819
Charming Shoppes, Inc. (b)................................  12,800       59,200
Circuit City Stores, Inc. ................................  13,100      677,925
Claire's Stores, Inc. ....................................   6,200      129,425
Costco Companies Inc. (b).................................  28,915    1,640,926
CVS Corporation...........................................  51,600    2,115,600
Dayton Hudson Corporation.................................  59,100    2,825,719
Dillard Department Stores, Inc. ..........................  14,100      484,688
Dollar General Corporation................................  18,785      770,185
Egghead, Inc. (b).........................................   3,100       44,950
Gap, Inc. (The)...........................................  54,850    3,270,431
Great Atlantic & Pacific Tea Company, Inc. ...............   5,000      150,313
Hannaford Bros. Co. ......................................   5,400      234,563
Home Depot, Inc. ......................................... 198,598    8,316,291
Kmart Corporation (b).....................................  66,000    1,076,625
Kroger Co. (b)............................................  34,600    1,637,013
Lands' End, Inc. (b)......................................   3,600       94,725
Lillian Vernon Corporation................................   1,000       16,375
Limited, Inc. (The).......................................  34,300      919,669
Longs Drug Stores Corporation.............................   5,100      140,888
Lowe's Companies, Inc. ...................................  47,100    1,813,350
Luby's Cafeterias, Inc. ..................................   2,300       37,519
May Department Stores Company.............................  31,000    1,989,813
McDonald's Corporation....................................  92,900    6,206,881
Nordstrom, Inc. ..........................................  20,300      633,740
Penney (J.C.) Company, Inc. ..............................  33,900    1,989,506
Pep Boys--Manny, Moe & Jack...............................   8,100      139,725
Ruby Tuesday, Inc. .......................................   3,400       52,488
Ryan's Family Steakhouse, Inc. (b)........................   5,300       57,638
Sears, Roebuck and Co. ...................................  52,600    2,669,450
Spec's Music, Inc. (b)....................................     200          660
Starbucks Corporation (b).................................  11,400      477,375
Tandy Corporation.........................................  13,100      744,244
TCBY Enterprises, Inc. ...................................   2,300       18,831
TJX Companies, Inc. ......................................  43,000    1,010,500
Toys "R' Us, Inc. (b).....................................  37,120      844,480
Venator Group, Inc. ......................................  17,200      247,250
Walgreen Company..........................................  67,100    2,897,881
Wal-Mart Stores, Inc. .................................... 303,500   19,158,438

                                                           SHARES     VALUE
RETAIL--CONTINUED
Wendys International Inc. ................................  16,700 $    372,619
Whole Foods Market, Inc. (b)..............................   3,400      184,450
                                                                   ------------
                                                                     68,661,805
                                                                   ------------
TECHNOLOGY--25.4%
3Com Corporation (b)......................................  47,500    1,175,625
Adaptec Inc (b)...........................................  14,900      173,212
Advanced Micro Devices, Inc. (b)..........................  18,300      315,675
American Power Conversion (b).............................  12,100      390,225
Analog Devices, Inc. (b)..................................  21,600      464,400
Apple Computer, Inc. (b)..................................  17,700      612,863
AT&T Corporation.......................................... 219,600   13,313,250
Ault Inc. (b).............................................     500        1,969
Autodesk, Inc.............................................   6,000      196,500
Automatic Data Processing, Inc............................  40,500    2,741,344
Avnet, Inc. ..............................................   5,000      274,375
Baldor Electric Company...................................   4,900      101,675
Broderbund Software Inc. (b)..............................   2,800       58,800
Ceridian Corp. (b)........................................   9,700      554,719
Cisco Systems, Inc. (b)................................... 138,300   13,242,225
Citizens Utilities Company (b)............................  32,467      284,086
Compaq Computer Corporation............................... 223,389    7,343,897
Computer Associates International, Inc....................  73,800    2,449,238
Cooper Industries, Inc....................................  15,700      823,269
Dell Computer Corp. (b)...................................  87,000    9,447,652
DSC Communications Corporation (b)........................  15,800      479,430
EMC Corp. Mass (b)........................................  67,300    3,297,700
Grainger (W.W.), Inc. ....................................  12,600      555,975
Hewlett-Packard Company................................... 140,000    7,770,000
Hubbell Incorporated......................................   8,560      359,520
Hutchinson Technology (b).................................   2,200       47,575
Inprise Corp. (b).........................................   6,500       40,625
Intel Corporation......................................... 229,300   19,361,519
International Business Machines Corporation............... 129,800   17,198,500
LSI Logic (b).............................................  17,900      370,306
MCI Communications Corporation............................  97,900    6,339,025
Merix Corporation (b).....................................     600        3,600
Micron Technology, Inc. (b)...............................  28,300      944,513
Microsoft Corporation (b)................................. 333,100   36,682,638
Molex Incorporated........................................  20,837      591,250
National Semiconductor
 Corporation (b)..........................................  20,900      257,331
Novell Inc. (b)...........................................  47,700      542,588
Perkin-Elmer Corporation..................................   6,100      357,612
QRS Corporation (b).......................................     700       22,050
Quarterdeck Corporation (b)...............................   7,300        4,562

                         DOMINI SOCIAL INDEX PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                                 JULY 31, 1998

                                                           SHARES     VALUE
TECHNOLOGY--CONTINUED
Raychem Corporation.......................................  10,700 $    333,037
Scientific Atlanta Inc. ..................................  10,300      247,844
Shared Medical Systems Corporation........................   3,400      230,775
Solectron Corporation (b).................................  15,100      724,800
Sprint Corporation........................................  57,800    4,046,000
Stratus Computer, Inc. (b)................................   3,200       92,000
Sun Microsystems, Inc. (b)................................  51,300    2,423,925
Tektronix, Inc............................................   6,400      175,200
Tellabs, Inc. (b).........................................  24,600    1,851,917
Texas Instruments, Inc....................................  52,400    3,107,974
Thomas & Betts Corporation................................   7,000      287,000
Xilinx, Inc. (b)..........................................   9,500      356,250
                                                                   ------------
                                                                    163,068,041
                                                                   ------------
TRANSPORTATION--1.3%
Airborne Freight Corporation..............................   6,400      152,800
Alaska Air Group, Inc. (b)................................   3,200      134,000
AMR Corporation (b).......................................  24,400    1,743,075
Consolidated Freightways Corporation (b)..................   2,100       24,413
Delta Air Lines, Inc. ....................................  10,000    1,225,000
FDX Holding Corporation (b)...............................  19,800    1,201,613
GATX Corporation..........................................   6,200      237,925
Norfolk Southern Corporation..............................  50,700    1,514,662
Roadway Express, Inc. ....................................   2,000       27,250
Ryder System, Inc.........................................   9,500      275,500
Southwest Airlines Co. ...................................  29,700      978,244
UAL Corporation (b).......................................   7,700      599,637
Yellow Corporation (b)....................................   2,800       44,800
                                                                   ------------
                                                                      8,158,919
                                                                   ------------
UTILITIES--7.3%
AGL Resources Inc.........................................   7,300      137,331
American Water Works, Inc. ...............................  10,200      305,363
Ameritech................................................. 148,700    7,314,181
Bell Atlantic Corporation................................. 209,822    9,520,673
BellSouth Corporation..................................... 133,700    9,133,381
CalEnergy Company, Inc. (b)...............................   9,000      244,688
Cleco Corporation.........................................   3,000       89,063
Connecticut Energy Corporation............................   1,000       25,625
Eastern Enterprises.......................................   2,700      107,831
El Paso Energy Corporation................................  15,700      533,800
Energen Corporation.......................................   3,900       67,031

                       See Notes to Financial Statements

                                                         SHARES     VALUE
UTILITIES--CONTINUED
Equitable Resources, Inc. ..............................   4,800 $    118,200
Frontier Corporation....................................  22,800      765,225
Idaho Power Company.....................................   4,900      147,919
LG&E Energy Corp........................................  17,200      419,250
Marketspan Corp.........................................  20,600      567,788
MCN Corporation.........................................  10,000      248,125
New Century Energies, Inc. .............................  14,500      603,563
NICOR Inc. .............................................   6,100      234,850
Northwest Natural Gas Co................................   3,100       81,375
Northwestern Corp.......................................   2,000       49,750
Oklahoma Gas and Electric Company.......................  10,300      268,444
Peoples Energy Corporation..............................   4,600      161,000
Potomac Electric Power Company..........................  15,100      364,287
SBC Communications Inc.................................. 248,518   10,158,173
Sonat Inc...............................................  14,600      427,050
Southern New England Telecommunications Corporation.....   8,900      612,987
Telephone and Data Systems, Inc. .......................   7,800      312,000
U S West Communications Group...........................  67,841    3,621,013
Washington Gas Light Company............................   5,600      133,000
                                                                 ------------
                                                                   46,772,966
                                                                 ------------
VEHICLE COMPONENTS--0.5%
Cooper Tire and Rubber Company..........................  10,000      188,750
Cummins Engine Company, Inc. ...........................   5,000      278,438
Dana Corporation........................................  22,100    1,099,475
Federal-Mogul Corporation...............................   6,500      390,812
Genuine Parts Company...................................  23,300      808,219
Modine Manufacturing Company............................   3,800      126,825
Smith (A.O.) Corporation................................   2,000       82,625
Spartan Motors, Inc. ...................................   1,200        6,450
SPX Corporation (b).....................................   1,600       90,890
                                                                 ------------
                                                                    3,072,484
                                                                 ------------
TOTAL INVESTMENTS (A)--99.4%.................................... $638,595,422
Other Assets, less liabilities--0.6%............................    3,640,213
                                                                 ------------
NET ASSETS--100.0%.............................................. $642,235,635
                                                                 ============

-------
(a) The aggregate cost for book and federal income tax purposes is $462,874,654, the aggregate gross unrealized appreciation is $182,864,578, and the aggregate gross unrealized depreciation is $7,143,810, resulting in net unrealized appreciation of $175,720,768.
(b) Non-income producing security.

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments at value (Cost $462,874,654)                  $638,595,422
Cash                                                         7,419,976
Receivable for securities sold                                 706,600
Dividends receivable                                           698,498
                                                          ------------
   Total assets                                            647,420,496
                                                          ------------
LIABILITIES:
Payable for securities purchased                             4,868,668
Accrued expenses (Note 2)                                      316,193
                                                          ------------
   Total liabilities                                         5,184,861
                                                          ------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS  $642,235,635
                                                          ============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1998

INVESTMENT IN-
 COME:
Dividends (net
 of foreign
 withholding
 tax of $930)                 $ 5,509,338
                              -----------
EXPENSES:
Management fee
 (Note 2)                         753,366
Sub management
 fee (Note 2)                      86,354
Professional
 fees                              70,185
Custody fees
 (Note 3)                         166,325
Trustee fees                        5,226
Administrative
 fee (Note 2)                       6,149
Miscellaneous                       2,178
                              -----------
Total expenses                  1,089,783
 Fees paid
  indirectly                     (157,745)
 Management
  fee waived                      (51,019)
                              -----------
   Net expenses                   881,019
                              -----------
NET INVESTMENT
 INCOME                         4,628,319
NET REALIZED
 GAIN ON IN-
 VESTMENTS
Proceeds from
 sales           $ 19,964,446
Cost of
 securities
 sold              15,128,020
                 ------------
   Net realized
    gain on
    investments                 4,836,426
NET CHANGES IN
 UNREALIZED AP-
 PRECIATION OF
 INVESTMENTS
 Beginning of
  year             91,161,408
 End of year      175,720,768
                 ------------
   Net change
    in
    unrealized
    appreciation               84,559,360
                              -----------
NET INCREASE IN
 NET ASSETS RE-
 SULTING FROM
 OPERATIONS                   $94,024,105
                              ===========

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                     FOR THE        FOR THE
                                                   YEAR ENDED     YEAR ENDED
                                                  JULY 31, 1998  JULY 31, 1997
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                           $  4,628,319   $  2,240,276
  Net realized gain on investments                   4,836,426        433,417
  Net change in unrealized appreciation of
   investments                                      84,559,360     74,540,873
                                                  ------------   ------------
  Net Increase in Net Assets Resulting from
   Operations                                       94,024,105     77,214,566
                                                  ------------   ------------
Transactions in Investors' Beneficial Interest:
  Additions                                        267,044,708    137,135,556
  Reductions                                       (11,192,148)   (22,391,710)
                                                  ------------   ------------
  Net Increase in Net Assets from Transactions in
   Investors' Beneficial Interests                 255,852,560    114,743,846
                                                  ------------   ------------
Total Increase in Net Assets                       349,876,665    191,958,412
NET ASSETS:
  Beginning of year                                292,358,970    100,400,558
                                                  ------------   ------------
  End of year                                     $642,235,635   $292,358,970
                                                  ============   ============

FINANCIAL HIGHLIGHTS

                                FOR THE YEARS ENDED JULY 31,
                         ----------------------------------------------------------------------------
                           1998                1997           1996               1995          1994
                         --------            --------       --------            -------       -------
Net Assets (000's)       $642,236            $292,359       $100,401            $54,003       $31,322
Ratio of net investment
 income to average net
 assets                      1.05%(/1/)          1.34%          1.48%(/3/)         1.85%(/4/)    2.13%(/4/)
Ratio of expenses to
 average net assets          0.25%(/1/)(/2/)     0.29%(/2/)     0.59%(/2/((/3/)    0.43%(/4/)    0.29%(/4/)
Portfolio turnover rate         5%                  1%             5%                 6%            8%
Average commission rate
 paid per share          $ 0.0402            $ 0.0512       $ 0.0496                 --            --

--------
(/1/Reflects)a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respective-ly.
(/2/Ratio)of expenses to average net assets for the years ended July 31, 1998, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.20%, 0.25% and 0.50% for the years ended July 31, 1998, 1997 and 1996, respectively.
(/3/Had)the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expense for the years ended July 31, 1996 would have been 1.14% and 0.85% respectively.
(/4/Reflects)a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the Expense Reimbursement Agreement. Had the Administrator and Adviser not waived their fees, the ratios of net in-vestment income and expenses to average net assets for the years ended July 31, 1995 and 1994 would have been 1.75% and 0.53% and 2.00% and 0.42%
    respectively.

                       See Notes to Financial Statements

                  DOMINI SOCIAL INDEX PORTFOLIO/JULY 31, 1998

                         NOTES TO FINANCIAL STATEMENTS
NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Domini Social Index Portfolio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declara-tion of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on August 10, 1990 and began investment operations on June 3, 1991.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the re-porting period. Actual results could differ from those estimates. The follow-ing is a summary of the Index Portfolio's significant accounting policies.

  (A) VALUATION OF INVESTMENTS: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

  (B) DIVIDEND INCOME: Dividend income is reported on the ex-dividend date.

  (C) FEDERAL TAXES: The Index Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Index Portfolio will be taxed on its share of the Index Portfolio's ordinary income and capital gains. It is in-tended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

  (D) OTHER: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

NOTE 2--TRANSACTIONS WITH AFFILIATES

  (A) MANAGER. Domini Social Investments LLC ("DSIL" or the "Manager") is reg-istered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory servic-es, overall operational support and administrative services. The administra-tive services include the provision of general office facilities and supervis-ing the overall administration of the Index Portfolio. For its services under the Management Agreement, the Manager receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Index Portfolio's average daily net assets, subject to reduction to the extent nec-essary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraor-dinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio through October 22, 1998 (the contract anniversary date).

  (B) SUBMANAGER. Mellon Equity provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agree-ment with DSIL. Mellon Equity does not determine the composition of the Domini Social Index. Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal, on an annual basis, to 0.10% of the aver-age daily net assets of the Portfolio.

                  DOMINI SOCIAL INDEX PORTFOLIO/JULY 31, 1998

  (C) PRIOR ADVISORY, MANAGEMENT, SPONSORSHIP AND ADMINISTRATIVE
AGREEMENTS. Prior to October 22, 1997, pursuant to an investment advisory agreement, KLD served as investment adviser to the Index Portfolio and fur-nished continuously an investment program by determining the stocks to be in-cluded in the Index. KLD received from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Index Portfolio's av-erage daily net assets. Additionally, prior to October 22, 1997, pursuant to a management agreement, Mellon Equity served as investment manager and managed the assets of the Index Portfolio on a daily basis. Prior to October 22, 1997, pursuant to a sponsorship agreement, KLD furnished administrative services for the Index Portfolio. KLD received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the average daily net assets of the Portfolio for administrative services. Prior to November 6, 1996, pursu-ant to an administrative services agreement, Signature Broker-Dealer Services, Inc. served as the administrator of the Portfolio. Prior to October 22, 1997, the management and administration fees with respect to the Portfolio were equal to 0.15% of the Index Portfolio's average daily net assets for its then current fiscal year.

NOTE 3--INVESTMENT TRANSACTIONS

  Purchase and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $277,785,785 and $19,964,446, respectively. Custody fees of the Portfolio were reduced by $157,745 which was compensation for uninvested cash left on deposit with the custodian. Cash balances could have been employed to earn additional income for the Portfolio.

LOGO

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors
Domini Social Index Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Index Portfolio (the "Portfolio") as of July 31, 1998, and the related statement of operations for the year then ended, and the related statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                           LOGO

Boston, Massachusetts
August 24, 1998

                                     DEVCAP
                               SHARED RETURN FUND

                                                                            LOGO
                        CHANGING THE WAY THE WORLD WORKS

                                 ANNUAL REPORT
                                 JULY 31, 1998


                                      LOGO